===============================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           MEDCARE TECHNOLOGIES INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           MEDCARE TECHNOLOGIES INC
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                          MEDCARE TECHNOLOGIES, INC.
                       Suite 1210 - 1515 West 22nd Street
                              Oak Brook, IL 60523

                            Telephone: 630-472-5300



                                                                    June 4, 1999


Dear Stockholders:

You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Medcare Technologies, Inc. The meeting will be held at 9:00 a.m., local time, on June 30, 1999 at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523. Enclosed are the official notice of this meeting, a proxy statement and a form of proxy.

At this meeting you will be asked to elect directors to serve until the next annual meeting, vote upon a proposal to issue shares of the Company's common stock upon conversion of the Company's Series B Convertible Preferred Stock and exercise of related warrants, ratify the selection of the Company's independent auditors for 1999 and vote upon a proposal to adopt the Company's 2000 Stock Option Plan and reserve 2,000,000 shares of common stock for issuance thereunder.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on June 4, 1999, and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting. If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 1210, 1515 West 22nd Street, Oak Brook, IL 60523.

BY ORDER OF THE BOARD OF DIRECTORS



Jeffrey S. Aronin
President & Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            OF MEDCARE TECHNOLOGIES, INC. TO BE HELD JUNE 30, 1999

To the Stockholders of Medcare Technologies, Inc.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Medcare Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523 on the 30th day of June, 1999, at 9:00 a.m. (local time) for the following purposes:

     1. To elect five directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and have qualified;

     2. To approve the issuance of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") upon conversion of the Company's Series B Convertible Preferred Stock, par value $0.25 per share (the "Series B Preferred"), and exercise of related warrants to acquire shares of Common Stock, all on the terms and conditions set forth in the Securities Purchase Agreement, dated as of May 18, 1999, between the Company and certain investors;

     3. To ratify the appointment of Arthur Andersen, L.L.P. as the Company's independent auditor for the fiscal year ending December 31, 1999;

     4. To consider and vote upon a proposal to adopt the Company's 2000 Stock Option Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder; and

     5. To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

     Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on June 4, 1999. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 1998 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has previously been provided to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten
(10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          ______________________________________________________
                          Jeffrey S. Aronin, President & Chief Executive Officer Oak Brook, Illinois
                          June 4, 1999

                          MEDCARE TECHNOLOGIES, INC.
                       1515 WEST 22nd STREET, SUITE 1210
                           OAK BROOK, ILLINOIS 60523

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD JUNE 30th, 1999


                   SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Medcare Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 30, 1999 at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the issuance of the shares of Common Stock upon conversion of the Series B Preferred and exercise of the related warrants, FOR the adoption of the 2000 Stock Option Plan and the reservation of shares for issuance thereunder, FOR the ratification of the independent auditor, and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

     The executive offices of the Company are located at, and the mailing address of the Company is, 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523.

     Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about June 7, 1999. The Company's Annual Report on Form 10-KSB (the "1998 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 1998, has previously been provided to the Company's stockholders.

     Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Jeffrey S. Aronin, President, 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the 1998 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                               QUORUM AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on June 4, 1999 (the "Record Date"). On the Record Date, there were 7,831,160 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

     Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual Meeting in accordance with the instructions contained in such proxies and, at the discretion of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director, the issuance of the shares of Common Stock upon conversion of the Series B Preferred and exercise of the related warrants, the ratification of Arthur Andersen LLP as the independent auditor and the adoption of the 2000 Stock Option Plan and reservation of 2,000,000 shares of Common Stock for issuance thereunder.

     A stockholder that intends to present a proposal at the 2000 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by January 31, 2000. The proposal must be mailed to the Company's offices at 1515 W. 22nd St., Oakbrook, IL 60523.

                                    SUMMARY

     Medcare Technologies, Inc. is the parent company of MedCare Technologies, Corporation and Medcareonline.com and was originally incorporated in the state of Utah in 1986. In 1996, a migratory merger was completed changing the Company's domicile to Delaware. In 1995, the Company acquired the MedCare Program and began offering the program to doctors in 1996. The Company did not generate any revenues until 1997 and launched the program nationally in 1998. The Company's 1998 Annual Report provides a review of the Company's operations during the past year.

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

                                  The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Medcare Technologies, Inc. is scheduled to be held on June 30, 1999, at 9:00 a.m. (local time) at The Drake Oak Brook Hotel, 2301 S. York Road, Oak Brook, Illinois 60523.

Record Date

     Only holders of record of shares of Common Stock at the close of business on June 4, 1999 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

     Arthur Andersen LLP has been selected by the Company to act as its independent auditor for 1999. Clancy and Co., P.L.L.C. have been the accountants for the Company since August 21, 1995 and performed the audit for the fiscal year ending December 31, 1998. It is not expected that the representatives of Arthur Andersen LLP or Clancy and Co., P.L.L.C. will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES B PREFERRED AND EXERCISE OF THE RELATED WARRANTS ("PROPOSAL 2"), FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999 ("PROPOSAL 3"), AND FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER ("PROPOSAL 4").

                                PROPOSAL NO. 1:
                           ELECTION OF BOARD MEMBERS

Nominees

     The Company's Board of Directors is currently comprised of five directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees
-------------------------------

Name                   Age  Position                              Director/Officer Since

Harmel S. Rayat        37   Chairman & Director                   September 1995
Jeffrey S. Aronin      31   President, CEO & Director             July 1997
Gregory Wujek          37   VP of Managed Care & Director         August 1998
Dr. Michael M. Blue    54   Director                              August 1996
Alan P. Jagiello       33   CFO, Treasurer, Secretary & Director  March 1999

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

     The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, urology, teaching, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors
-----------------------------------------------------

     The following narrative describes the positions held by the Company's current officers and directors. Except for Jeff Aronin, CEO and President, the officers were appointed to their positions, and continue in such positions at the discretion of the directors. Jeff Aronin has an employment contract with the Company as described under the heading "Remuneration and Executive Compensation". During 1998, the Board met four times and each board member attended at least 75% of the board and committee meetings that were held while they were in office. The Company has established both a compensation and audit committee, each of which is comprised of the two non-employee directors (Harmel
S. Rayat and Dr. Michael M. Blue).

     HARMEL S. RAYAT (Age 37) Chairman of the Board, Director. Mr. Rayat is one of the co-developers of the MedCare Program. Mr. Rayat has been in the venture capital industry since 1981 and since January 1993 has been the president of Hartford Capital Corporation, a company which specializes in providing early stage funding and investment banking services to emerging growth corporations. From January 1989 through December 1992, Mr. Rayat was the President and CEO of K.S. Rayat & Company, an investment banking and venture capital company, where he was responsible for research, due diligence and investment strategy in early stage, venture capital investments. Mr. Rayat has been a director of the Company since September 1995, President from June 1996 until June 1997 and is currently Chairman. Mr. Rayat also serves as a director of American Alliance Corporation and Scottsdale Scientific, Inc.

     JEFFREY S. ARONIN (Age 31) President and Chief Executive Officer, Director. Mr. Aronin has extensive experience in the health care industry, with particular expertise in corporate development, sales, management, health care marketing and managed health care. Mr. Aronin joined Carter Wallace, a major pharmaceutical firm, in May of 1989. At Carter Wallace, Mr. Aronin held many positions as he advanced through management in sales, marketing and managed care. In September 1995, Mr. Aronin left Carter Wallace to join American Health Products Corporation, where he ran the marketing division (focusing on marketing and business development) and made significant contributions toward the growth of its business. Mr. Aronin joined the Company as its President and Chief Operating Officer in July 1997, at which time he also became a member of its Board of Directors. He holds a bachelor's degree in marketing and finance as well as an MBA.

     ALAN P. JAGIELLO (Age 33) Chief Financial Officer, Secretary, Treasurer, Director. Mr. Jagiello is a certified public accountant with over 10 years of experience in public accounting at Arthur Andersen LLP. Prior to joining the Company in December 1998, Mr. Jagiello worked in Arthur Andersen's U.S. Professional Standards Group, where he consulted with clients and audit engagement teams on technical matters of accounting and Securities and Exchange Commission reporting. The Professional Standards Group sets, monitors and disseminates policies on accounting and auditing standards for Arthur Andersen worldwide and represents the firm before the Financial Accounting Standards Board, the Securities and Exchange Commission, the American Institute of Certified Public Accountants and the International Accounting Standards Committee. Before joining this group, Mr. Jagiello assisted numerous clients ranging from large, multinational corporations to closely held businesses, and has provided due diligence services on acquisitions, performed benchmarking projects and prepared internal control recommendations. Mr. Jagiello has authored a number of publications regarding technical accounting issues and is a member of the American Institute of Certified Public Accountants.

     GREGORY WUJEK (Age 37) Vice President of Managed Care, Director. Mr. Wujek joined the Company in November 1997 and brought with him over 10 years of sales/marketing and management experience in the healthcare industry. Over the course of seven years, Mr. Wujek worked at Forest Laboratories, an international pharmaceutical concern, holding positions in sales/marketing and management and his last two years as Director of the Managed Care Department. In his role, Mr. Wujek directed and assisted in all industry-related areas such as sales, marketing, contract negotiation, pricing, product launches, military and government contracting and management. Prior to joining the Company, Mr. Wujek held the position of Vice President of Sales at SMG Marketing Group, a consulting firm to the healthcare industry. Mr. Wujek consulted for several international pharmaceutical companies on the dynamics of marketing to the managed care marketplace. Mr. Wujek is responsible for directing and assisting with the day-to-day operations of both the sales and clinical departments, IS functions, and marketing the Medcare Program to all areas of managed care.

     MICHAEL M. BLUE, M.D. (Age 54) Director. Dr. Blue is a Board-certified urologist who has practiced general urology for twenty years. He is a member of the American Medical Association, Oklahoma State Medical Association, South Central Urological Association and the American Urological Association. Dr. Blue has been a sole practitioner in private practice for the past twenty years. Dr. Blue joined the Board of Directors of the Company in August 1996 and is responsible for supervising and continuing the development of all medical aspects of the MedCare program, as well as interacting and answering questions from other doctors utilizing the MedCare Program.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). Other than the Company's Chairman, the Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 1998 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation
---------------------

     The Company's employees receive no extra pay for serving as directors. Non-employee directors are reimbursed for any out-of-pocket meeting expenses and are compensated with stock options. In 1998, Dr. Michael Blue received 20,000 options to acquire Common Stock for an exercise price of $9.00 a share, which options vest equally over four years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                PROPOSAL NO. 2:

             APPROVAL OF ISSUANCE OF COMMON STOCK UPON CONVERSION
            OF SERIES B PREFERRED AND EXERCISE OF RELATED WARRANTS

     Stockholders are being asked to consider and vote upon the issuance (the "Issuance") of shares of Common Stock upon the conversion of the Series B Preferred and the exercise of the related warrants to acquire shares of Common Stock (the "Warrants"). The Series B Preferred and Warrants have been or are to be issued pursuant to the terms and conditions of the Securities Purchase Agreement, dated as of May 18, 1999 (the "Securities Purchase Agreement"), among the Company and certain investors (the "Investors"). Pursuant to the terms of the Securities Purchase Agreement, on May 18, 1999, 400 shares of Series B Preferred (the "Initial Preferred Shares") and 240,000 related Warrants (the "Initial Warrants") were issued by the Company, and up to an additional 400 shares of Series B Preferred (the "Additional Preferred Shares") and up to 240,000 additional Warrants (the "Additional Warrants") may be issued by the Company in the future, all on the terms and conditions described below. The aggregate purchase price of each share of the Series B Preferred and the related Warrants is $10,000. The initial gross proceeds of the Issuance will be $4,000,000 before deducting expenses relating to the Issuance. The Company intends to use the net proceeds of the Issuance for the expansion of its MedCare Program to additional sites, working capital and potential acquisitions (although the Company has not identified any specific acquisitions at this time).

     Though the issuance of the Series B Preferred and the Warrants does not require stockholder approval under Delaware or any other applicable laws, the corporate governance rules of the Nasdaq SmallCap Market ("Nasdaq"), on which the Common Stock is listed and traded, require majority shareholder approval, in certain circumstances, of the sale or issuance of common stock, or securities convertible into, or exercisable for, common stock, equal to 20% or more of the common stock or voting power outstanding immediately preceding such issuance (the "Nasdaq 20% Rule"). The number of shares of Common Stock issuable upon conversion of the Series B Preferred is calculated pursuant to a variable conversion formula, and such issuance, together with the issuance of Common Stock upon exercise of the Warrants, could (in the absence of the provision described in the next sentence) result in the issuance of a number of shares of Common Stock that represents more than 20% of the currently outstanding shares. Pursuant to the provisions of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the "Certificate of Designations"), the Company is not obligated to issue any shares of Common Stock upon conversion of the Series B Preferred if such issuance would cause the Company to breach the Nasdaq 20% Rule, although such limitation will not apply if the Company obtains approval of its stockholders of such issuance. Therefore, the Company seeks to obtain stockholder approval of the Issuance in order that it may, without regard to such limitation, issue shares of Common Stock upon conversion of the Series B Preferred and exercise of the Warrants and otherwise comply with its obligations under the Securities Purchase Agreement and the Certificate of Designations. As of May 28, 1999, the number of shares of Common Stock issuable upon conversion of the Initial Preferred Shares was 695,652, or 8.9% of the Common Stock outstanding as of such date.

     In the event that the Company fails to receive the affirmative vote of its stockholders to approve the Issuance, each share of Series B Preferred shall automatically be redeemed from the Investors (and each related Warrant shall be extinguished) at a price per share (together with the related Warrants) equal to $10,000, plus any and all accrued interest thereon. In the event that the requisite stockholders of the Company approve this Proposal 2, the gross proceeds of the issuance of the Series B Preferred and Warrants (which are currently being held by American National Bank and Trust Company of Chicago, as escrow agent) shall be immediately forwarded to the Company. The procedure for such matters is governed by the Escrow Agreement, dated May 18, 1999, by and between the Company, the Investors and the escrow agent.

     The following discussion is an attempt to summarize the principal components of the Issuance, but does not purport to be an exhaustive discussion of all of the terms of the Issuance. The discussion contained in this Proxy Statement is qualified in its entirety by reference to (i) the Securities Purchase Agreement; (ii) the Certificate of Designations; (iii) the Registration Rights Agreement dated as of May 18, 1999 by and among the Company and the Investors (the "Registration Rights Agreement"), (iv) the Form of Warrant, and
(v) the Escrow Agreement, each of which is attached hereto as Exhibit A, B, C, D and E, respectively (collectively referred to as the "Documents").

Principal Reasons for the Transactions

     The Board of Directors believes that the transactions contemplated by the Documents, including the Issuance, are fair to, and in the best interests of, the Company and its stockholders. Accordingly, the Board of Directors has approved such transactions and recommends that the Company's stockholders vote
for approval of the Issuance.   In reaching its determination, the Board
consulted with the Company's management, legal counsel and consultants and considered a variety of factors, including the following:

     1. The Board considered that the expansion of the MedCare Program to more sites could significantly increase revenues, allowing the Company the flexibility to pursue further expansions in the future.

     2. The Board considered that, as a result of the Issuance and the expansion of the MedCare Program, the Company will be a larger and financially stronger company, which will facilitate additional attractive means of growth.

     3. The Board investigated and considered other alternative sources of financing and determined that the transactions contemplated by the Documents offered the most favorable terms of any available means of financing for the Company.

     4. The Board considered that, as a result of the Issuance, the Company would have the additional resources necessary to implement its business plans, including any strategic acquisitions that the Company may consider in the future.

Potential Risks Associated with the Transactions

     The Board of Directors considered potentially negative factors that could arise from the transactions contemplated by the Documents, including the following:

     1. The Board considered that the remedies available to the Investors if the Company fails to comply with the Documents for any reason, particularly the Investors' redemption rights and other penalties associated with non-compliance, could have a material adverse effect on the Company's financial condition.

     2. The Board considered the possibility that the anticipated benefits of the transactions might not be fully realized.

     3. The Board considered that the amount of Common Stock issuable upon conversion of the Series B Preferred and exercise of the Warrants will increase in certain circumstances, and could result in significant dilution of current stockholders' percentage ownership interest and effective voting power in the Company, which could affect the market price for the Common Stock.

     The Board did not believe that the negative factors were sufficient, either individually or collectively, to outweigh the advantages of the transactions.

THE SECURITIES PURCHASE AGREEMENT

Issuance of Series B Preferred and Warrants

     On May 18, 1999, the Company and the Investors executed the Securities Purchase Agreement, pursuant to which the Company has agreed to issue up to 800 shares of the Series B Preferred and up to 480,000 Warrants as described below. Pursuant to the terms of the Securities Purchase Agreement, 400 Initial Preferred Shares and 240,000 Initial Warrants were issued to the Investors on May 18, 1999 (the "Initial Closing Date"). In addition, at any time during the period beginning on and including May 18, 2000 and ending on and including June 7, 2000, each Investor shall have the right to purchase a number of Additional Preferred Shares (along with related Warrants) equal to up to the sum of (i) the number of Initial Preferred Shares held by such Investor on May 18, 2000 and
(ii) the number of Initial Preferred Shares converted by such Investor before May 18, 2000 at the Fixed Conversion Price (as defined below) of such Initial Preferred Share as in effect on the date of conversion.

Representations and Warranties

     The Securities Purchase Agreement contains customary representations and warranties relating to the parties thereto and pertaining to the Series B Preferred and the Warrants. These representations include, among others, representations with respect to: (i) the organization, formation, corporate structure and ownership of the Company and other corporate matters; (ii) the due authorization, execution, delivery, performance and enforceability of the Documents;

(iii) the absence of conflicts in connection with the transactions contemplated by the Documents; (iv) the absence of certain material adverse events, changes or effects; (v) the absence of litigation threatened against or affecting the Company; (vi) taxes, employment relations and intellectual property rights; and (vii) financial statements and financial information and reports and other documents filed with the Securities and Exchange Commission (the "SEC") and other regulatory agencies.

Covenants

     The Securities Purchase Agreement contains customary covenants by the Company, including, among others, covenants relating to the timely filing of required SEC reports and the provision of financial information to the Investors.

     Pursuant to the terms of the Securities Purchase Agreement, the Company has made certain covenants restricting the Company's right to issue additional equity securities. In particular, between May 18, 1999 and the earlier of (i) the date which is 180 days after May 18, 1999 and (ii) the first date on which the Company has satisfied certain conditions regarding the effectiveness of the Registration Statement (as defined below), stockholder approval of the Issuance and non-integration, the Company is to issue no equity securities or securities convertible or exchangeable into equity securities (a "Future Offering") unless it has the prior consent of at least two-thirds of the holders of the Series B Preferred then outstanding. In addition, until May 18, 2000, the Company is to make no Future Offering, other than a Variable Convertible Offering (as defined below), without the prior approval of at least two-thirds of the holders of the Series B Preferred, unless the Company first offers each Investor the option to purchase a stated percentage of the shares to be issued in the Future Offering. Further, at any time prior to the date which is 180 days after the date the Registration Statement is declared effective, the Company shall not, without prior written approval of at least two-thirds of the holders of the Series B Preferred, issue any convertible securities which have a conversion price based on the trading price of the Common Stock (a "Variable Convertible Offering"), unless it offers the Investors the option to purchase a stated percentage of the securities to be issued in such Variable Convertible Offering. These covenants do not apply to certain traditional financing methods, such as commercial financing with no equity component.

     In addition, the Company has agreed to seek the approval of its stockholders of the Issuance pursuant to this Proxy Statement. In the event that the Company fails to hold a stockholders meeting seeking such approval by July 31, 1999, or in the event that the Company fails to receive the requisite majority approval of its stockholders for the Issuance, each share of Series B Preferred shall automatically be redeemed from the Investors (and each related Warrant shall be extinguished) at a price per share (together with the related Warrants) equal to $10,000, plus any and all accrued interest thereon. In the event that the requisite stockholders of the Company approve this Proposal 2, the gross proceeds of the issuance of the Series B Preferred and Warrants (which are currently being held by the escrow agent) shall be immediately forwarded to the Company. Pursuant to the Escrow Agreement, until the earlier of the date such amount is disbursed to the Company and August 2, 1999, the Investors are not entitled to do any of the following: (a) exercise or transfer (including without limitation by sale, exchange or hypothecation) all or any portion of their respective rights, title and interest in and to the Warrants; (b) transfer (including without limitation by sale, exchange or hypothecation) all or any portion of their respective rights, title and interest in and to the Initial Preferred Shares; (c) exercise their respective rights to convert all or any portion of the Initial Preferred Shares into Common Stock; or (d) exercise their respective rights to have the Company redeem all or any portion of the Initial Preferred Shares.

     The Company has agreed to provide registration rights with respect to the Common Stock issuable upon conversion of the Series B Preferred and exercise of the Warrants as described below under "REGISTRATION RIGHTS."

Indemnification

     The Securities Purchase Agreement contains a customary indemnification provision whereby the Company has agreed to indemnify the Investors and certain related parties from losses relating to the breach by the Company of its representations or warranties or any of its obligations under the Documents or arising out of the Investors' execution, delivery, performance or enforcement of the Documents.

Amendment and Waiver

     The provisions of the Securities Purchase Agreement may be amended only by a writing signed by the Company and the holders of at least two-thirds of the shares of the Series B Preferred then outstanding. No provision of the

Securities Purchase Agreement may be waived, except through a written instrument signed by the party against whom enforcement is sought.

THE SERIES B PREFERRED

     The following is a summary of the Certificate of Designations and of the rights and preferences of the Series B Preferred.

Designation and Amount

     The Series B Preferred has a par value per share equal to $0.25 per share, and the number of shares issuable is 800.

Dividends

     The holders of the Series B Preferred shall be entitled to receive a 6.0% annual dividend, which shall be cumulative and which shall accrue daily from the date of issuance and be payable, at the option of the Company, either (i) in shares of Common Stock upon conversion of the Series B Preferred or (ii) in cash on the first day of each of the calendar quarter, beginning on the first such date immediately following the date of Initial Closing Date.

Voting Rights

     Holders of the Series B Preferred are not entitled as such to voting rights on any matter submitted to a vote of the stockholders of the Company, except as required by law.

Rank

     The Series B Preferred ranks senior to the Common Stock and pari passu with the Company's Series A Preferred Stock in respect to dividend preferences and payments upon liquidation and dissolution. The Company shall not issue any additional or other capital stock that is senior to or pari passu with the Series B Preferred without the prior written consent of the holders of at least two-thirds of the Series B Preferred.

Conversion by Holders

     Subject to the limitations discussed below, each share of Series B Preferred is convertible into shares of Common Stock at a variable conversion rate (the "Conversion Rate") equal to the Conversion Amount (as defined below) divided by the applicable Conversion Price (defined as follows). The "Conversion Price" is the lesser of (i) the fixed conversion price (the "Fixed Conversion Price"), which is equal to 125% of the average of the closing bid prices for the Common Stock during the five consecutive trading days immediately preceding the issuance date of the applicable shares of the Series B Preferred, or (ii) the variable conversion price (the "Variable Conversion Price"), which is the lower of (a) the closing bid price on the day the holder delivers the required notice of its intention to convert to the Company or (b) the average of the ten lowest closing bid prices in the 40 trading days immediately preceding the date such notice is given. Both the Fixed Conversion Price and the Variable Conversion Price are subject to adjustment, as described further under "Adjustment of Conversion Price." The "Conversion Amount" is defined as $10,000, plus any stock dividends that have accrued but have not been paid, plus any default interest (equal to 15% per annum) for dividends which the Company has elected to pay in cash but has failed to pay on a timely basis.

     The Investors' right to convert the Series B Preferred is limited as follows. From the date of issuance of the Series B Preferred through and including the date which is 120 days after the date of issuance, no shares of Series B Preferred may be converted. From the date which is 121 days after the date of issuance through and including the date which is 150 days after the date of issuance, the Investors may convert up to one-third of their shares. From the date which is 151 days after the date of issuance through the date which is 180 days after the date of issuance, the Investors may convert up to two-thirds of their shares. From and after the date which is 181 days following the date of issuance, there are no such restrictions on conversion. The foregoing restrictions do not apply if certain events occur, including the delisting or suspension from trading of the Common Stock, the occurrence of a Major Transaction or a Triggering Event (each as defined below), the conversion of the Series B Preferred at the Fixed Conversion Price, the delivery by the Company of a notice of its election to convert the shares (as described below under "Conversion at the Company's

Election"), or in the event that the average closing bid price of the Common Stock for the 20 days immediately preceding the conversion date is less than $3.00.

     In addition, no Investor will be permitted to convert any shares of the Series B Preferred in excess of the number of such shares which, upon giving effect to such conversion, would cause the beneficial ownership of the Investor to exceed 4.99% of the Common Stock then issued and outstanding.

     Conversion of shares of Series B Preferred is also restricted during the escrow period by the terms of the Escrow Agreement as described above under "Covenants".

Adjustment of Conversion Price

     The Variable Conversion Price and the Fixed Conversion Price of the Series B Preferred both will be adjusted in the event that the Company fails to obtain and/or maintain the effectiveness of a registration statement covering the resale of all applicable securities pursuant to the Registration Rights Agreement (the "Registration Statement"), and in the event that sales of such securities cannot be made pursuant to the Registration Statement. The applicable Conversion Price shall be reduced by 1.25% in the event that the Registration Statement is not declared effective by the Effectiveness Deadline (as defined below), and shall be further reduced by .05% for each additional day that the Registration Statement continues to be ineffective or that sales are unable to be made pursuant to the Registration Statement.

     In addition, the Conversion Price of the Series B Preferred is subject to customary anti-dilution provisions which take effect upon such events as the issuance by the Company of Common Stock, options or other convertible securities, the subdivision or combination of outstanding shares of Common Stock of the Company, the recapitalization, merger or other reorganization of the Company, or any other similar events. However, no such adjustment will be made unless the adjustment would result in a cumulative increase or decrease of at least 1% in the Conversion Price.

Maturity; Mandatory Conversion

     The shares of Series B Preferred mature five years after they are issued, and any shares of the Series B Preferred left outstanding on the applicable maturity date automatically convert into shares of Common Stock.

Redemption at the Option of Investors

     Each outstanding share of the Series B Preferred is redeemable, at the option of the Investors, in the event of any of the following transactions (each a "Major Transaction"): (i) the consolidation, merger or other business combination of the Company, (ii) the sale or transfer of all or substantially all of the Company's assets or (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock, provided that such Major Transaction shall have occurred or have been the subject of a public announcement during the period beginning on the date of issuance and ending on the later of (a) the first anniversary of the date of issuance and (b) the date which is 270 days after the effective date of the Registration Statement relating to the applicable shares. In the event of a Major Transaction, the redemption price per share shall be the greater of (i) 115% of the Liquidation Amount (as defined below) and (ii) the product of (a) the applicable Conversion Rate and (b) the closing bid price on the date of the public announcement of the event.

     In addition, in the event of the occurrence of certain events (the "Triggering Events"), including the failure of the Registration Statement to be declared effective within 180 days of the date of issuance, the delisting of the Common Stock for a period of five consecutive days and the Company's breach of any representations, warranties or covenants in the Documents, the Investors have the right to require the Company to redeem all or a portion of such Investor's Series B Preferred. The redemption price per share is the same as the redemption price per share in the event of a Major Transaction.

Conversion at the Company's Election

     The Company has the right to require conversion, at the applicable Conversion Rate, of any or all of the outstanding shares of the Series B Preferred in the event that the closing bid price of the Common Stock on each trading day during any 30 consecutive-day period is at least 200% of the applicable Fixed Conversion Price in effect on the first day of such 30-day period. Among the conditions to the Company's ability to so convert the shares are the following: (i) a Registration Statement covering the resale of at least 125% of the number of shares issued and issuable upon conversion of the Series B Preferred and exercise of the related Warrants has been effective for at least 90 days; (ii) the Common Stock has been listed on a national market or exchange for at least the 30 days prior to such conversion; and (iii) the Company has, from the date of issuance through the date it delivers the notice of its election to convert, timely delivered the shares of Common Stock upon conversion of the Series B Preferred by the holders thereof.

Redemption in Lieu of Conversion

     The Company may elect to redeem shares of Series B Preferred submitted for conversion, provided that the Company has provided an appropriate notice to the holders of the shares and provided that the Conversion Price for such shares is less than a price equal to the market price on the Initial Issuance Date. The redemption price per share in this case shall be equal to the product of the applicable Conversion Rate and the closing bid price on the conversion date.

     The Company may only elect to redeem in lieu of conversion if it has provided proper notice to the holders of the Series B Preferred, specifying the maximum number of shares to be so redeemed and confirming the time period during which the Company may redeem the shares. If the Company fails to redeem the shares in accordance with this provision, the Company is not permitted to submit another notice of its election to redeem in lieu of conversion without the prior written consent of the holders of at least two-thirds of the shares of Series B Preferred then outstanding.

Redemption at the Company's Election

     Provided certain conditions are satisfied, the Company has the right, from the third anniversary of the effective date of the Registration Statement through maturity of the Series B Preferred, to require that all outstanding shares of the Series B Preferred be redeemed at a redemption price of 115% of the Liquidation Amount.

     The conditions to the Company's right to redeem the shares include, among others: (i) a Registration Statement covering the resale of at least 125% of the number of shares issued or issuable upon redemption of the Series B Preferred and exercise of the related Warrants has been effective for at least 30 days;
(ii) the Common Stock has been listed on a national market or exchange for at least the 30 days prior to such conversion; and (iii) the Company has, from the date of issuance through the date it delivers the notice of its intention to redeem, timely delivered the shares of Common Stock upon conversion of the Series B Preferred by the holders thereof.

Reservation of Shares

     To ensure that the Series B Preferred and the Warrants can at all times be properly converted, while shares of the Series B Preferred are outstanding, the Company is to reserve a number of shares of Common Stock equal to the sum of (i) at least 200% of the number of shares of Common Stock for which the Series B Preferred are convertible and (ii) at least 100% of the number of shares of Common Stock for which the Warrants may be exercised.

Liquidation, Dissolution or Winding Up

     In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of outstanding shares of Series B Preferred are entitled to receive out of the assets of the Company available for distribution to its stockholders, an amount per share (the "Liquidation Amount") equal to $10,000 plus any stock dividends that have accrued but have not been paid out, plus any default interest (equal to 15% per annum) for dividends which the Company has elected to pay in cash but has failed to pay on a timely basis.

Amendment

     No change is to be made to the Certificate of Designations without the affirmative vote of at least two-thirds of the holders of the outstanding shares of Series B Preferred.

Restrictions on Transfer

     There shall be no more than seven holders of the Series B Preferred at any one time. Therefore, with one limited exception, shares of the Series B Preferred may not be transferred, except to (i) an existing holder of the Series B Preferred, or (ii) to any transferee who obtains all the shares of the transferor.

THE WARRANTS

General

     Pursuant to the Securities Purchase Agreement, along with the Initial Preferred Shares, the Company issued the Initial Warrants to the Investors. The terms of the Additional Warrants, if any are issued, will be identical to the Initial Warrants. The Warrants expire five years after issuance.

Vesting Schedule

     The terms of the Warrants entitle the holders to 200 shares of Common Stock for (i) each issued share of the Series B Preferred held on the applicable vesting date and (ii) each share of the Series B Preferred converted prior to the applicable vesting date at the Fixed Conversion Price. The vesting dates of the Warrants are (a) the date which is 120 days after the date of issuance of the applicable Series B Preferred, (b) the date which is 300 days after the date of issuance of the applicable Series B Preferred and (c) the date which is 480 days after the date of issuance of the applicable Series B Preferred.

Exercise Price

     The exercise price of each Warrant is 125% of the average of the closing bid prices of the Common Stock for the five consecutive trading days immediately preceding the applicable vesting date.

     The exercise price of the Warrants is subject to customary anti-dilution adjustments upon such events as the issuance of Common Stock by the Company for a per-share price less than the exercise price in effect immediately prior to such issuance, the subdivision or combination of the Common Stock, the distribution by the Company of its assets to holders of Common Stock, and other similar events.

Cashless Exercise Option

     If the Common Stock to be issued in exchange for the Warrants is not registered for resale in accordance with the Registration Rights Agreement, or if a Triggering Event has occurred, the Warrant holders are entitled to a "cashless exercise" option. This option entitles the Warrant holders to elect to receive fewer shares of Common Stock (the number of shares to be determined by a formula based on the total number of shares to which the Warrant holder is entitled, the last reported sale price of the Common Stock and the applicable exercise price of the Warrants) without paying the cash exercise price.

Covenants

     The Company made certain customary covenants with respect to the Warrants, including, among others: (i) the Warrants, and any Common Stock to be issued upon exercise of the Warrants, are and will be duly authorized and validly issued; (ii) the Company shall reserve at least 100% of the number of shares of Common Stock issuable upon exercise of the Warrants; (iii) the Common Stock issuable upon exercise of the Warrants shall be listed on each national securities exchange or automated quotation system upon which the Company's Common Stock is then issued; and (iv) the Company will act in good faith in carrying out the provisions of the Warrants.

Amendment

     The provisions of the Warrants may be amended only after the Company has obtained the written consent of Warrant holders representing a majority of the shares of Common Stock issuable upon exercise of the Warrants then outstanding. However, the Company may not increase the exercise price of the Warrants or decrease the amount of Common Stock issuable upon exercise of any Warrant without the written consent of the holder of such Warrant.

REGISTRATION RIGHTS

     The Registration Rights Agreement provides for mandatory registration covering the resale of all shares issued or issuable upon conversion of the Series B Preferred and the maximum number of share issuable upon exercise of the Warrants (as issued or issuable, the "Registrable Securities") and grants certain piggyback registration rights with respect to the Registrable Securities. The Registration Rights Agreement contains customary covenants and agreements of the respective parties concerning the registration of the Common Stock, the provision of certain information and the incurrence of certain costs and expenses in connection with the obligations of the parties thereunder, as well as the agreement of the parties to provide customary indemnification from material misstatements or omissions in connection with any registration of the Common Stock as required. In addition, the Company is subject to certain penalties in the event that it fails to obtain (by the Effectiveness Deadline) or maintain the effectiveness of the Registration Statement, described above under "THE SERIES B PREFERRED--Adjustment of the Conversion Price" and "--Redemption at the Option of Investors." The "Effectiveness Deadline" is 90 days (or if the SEC reviews the applicable Registration Statement, 120 days) after the issuance of the applicable Series B Preferred and related Warrants.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES B PREFERRED AND EXERCISE OF THE WARRANTS.





---------------------------

                                PROPOSAL NO. 3:

  The ratification of the appointment of Arthur Andersen LLP as the Company's independent auditor

     The Board of Directors has appointed Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 1999. Stockholders are being asked to ratify this selection at the Annual Meeting. Arthur Andersen LLP is a global professional services firm and has been rated the number one firm overall every year since 1981 in a national poll of university accounting professors conducted by Public Accounting Report, an independent news publication. As one of the "Big Five" accounting firms, Arthur Andersen has more than 100,000 clients through 382 offices in 81 countries and is the largest accounting firm in Chicago.

     It is not expected that the representatives of Arthur Andersen LLP or Clancy and Co., P.L.L.C. will attend the Annual Meeting.

Changes in and Disagreements with Accountants on Accounting and Financial
-------------------------------------------------------------------------
Disclosure
----------

     On May 10, 1999, the Company dismissed Clancy and Co., P.L.L.C., as its independent public accountants.

     Clancy and Co., P.L.L.C. were dismissed by the Company after the audit for the fiscal year ending December 31, 1998. The dismissal was approved by the Board of Directors. Clancy and Co., P.L.L.C. issued an unqualified audit opinion on the 1998 year-end financial statements and modified their audit opinion on the 1997 year-end financial statements to reflect the development stage status of the Company at that time. During the course of their work, the Company and Clancy and Co., P.L.L.C. have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company has engaged Arthur Andersen LLP as its new independent public accountants effective as of the date of the dismissal of its former accountants. During the Company's two most recent fiscal years prior to the engagement, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principle as to any specific transaction, the type of audit opinion that would be rendered on the Company's financial statements, or any matter of disagreements with the former accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

                                PROPOSAL NO. 4:

  To adopt the Company's 2000 Stock Option Plan and reserve 2,000,000 shares of Common Stock for issuance thereunder.

     The Board of Directors views the issuance of stock options to directors, consultants and employees as necessary in order to attract and maintain the services of individuals essential to the Company's long-term success. The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and advisors of the Company and its affiliates, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. A copy of the Company's 2000 Stock Option Plan (the "Plan") is included with this Proxy Statement as Exhibit F.

     The Plan will be administered by the Board of Directors and is designed to provide the Board of Directors with flexibility in the type of compensation awards that can be issued. The Plan allows for the Board of Directors to issue stock options, restricted share awards, performance share awards and share appreciation rights, to select the persons to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Please refer to Exhibit F for additional details.

     The reservation of 2,000,000 shares for issuance under the plan is expected to provide the Board of Directors with enough shares to adequately administer the Plan for a number of years. By issuing a large enough number of shares to extend over several years, the Company will save time and money by not having to go through the process of creating a new plan every year. The benefits or amounts, if any, that will be received by the executives and directors under this Plan have not been determined at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN AND RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

Security Ownership of Management and Principal Stockholders
-----------------------------------------------------------

     The following table sets forth, as of June 4, 1999, the beneficial ownership of the Company's Common Stock by each nominee, director and executive officer of the Company, each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Person or Group                           Number of Shares         Percent
---------------                           ----------------         -------
Harmel S. Rayat                               2,000,000              25.5%
216-1628 West First Avenue
Vancouver, B.C. V6J 1G1 Canada

Jeffrey S. Aronin                               401,000               4.9%
1515 West 22nd Street
Oak Brook, Illinois 60523

Gregory Wujek                                    67,500               0.8%
1515 West 22nd Street
Oak Brook, Illinois 60523

Alan P. Jagiello                                    -0-               N/A
1515 West 22nd Street
Oak Brook, Illinois 60523

Dr. Michael M. Blue                             119,000               1.4%
500 E. Robinson St., Suite 700
Norman, Oklahoma 73071

Lyons Capital Corporation                       600,000               7.4%
Brenda C. Pratt
President, Secretary, Treasurer
and sole shareholder
24 Reid Street
Hamilton, HM11
Bermuda

Matrix Capital Corp.                            600,000               7.4%
Eric Smith, President and sole shareholder
P.O. Box 69, Front Street
Grand Turk, Turks & Caicos Islands

Directors and Executive Officers              2,587,500              30.7%
as a group (5 persons)

Voting Intentions of Certain Beneficial Owners and Management.
-------------------------------------------------------------

     The Company's directors and officers have advised the Company that they will vote the 2,001,000 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represented 25.6% of the outstanding Common Stock of the Company as of June 4, 1999.

Remuneration and Executive Compensation
---------------------------------------

     The following table shows, for the three-year period ended December 31, 1998, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 1998 that exceeded $100,000.

Summary Compensation Table


                                                                           Securities
                                                                           Underlying
Name and                                                                     Options     All Other
Principal Position           Year        Salary       Bonus        Other     Granted    Compensation
------------------           ----        ------       -----        -----     -------    ------------
Harmel S. Rayat              1998       $ 25,000     $     0         $0            0       $     0
Chairman, (CEO               1997       $ 40,000     $     0         $0            0       $     0
until August, 1998)          1996       $      0     $     0         $0      160,000       $     0

Jeff Aronin                  1998       $118,750     $51,000         $0      100,000       $12,000
President, (CEO              1997       $ 46,433     $     0         $0      500,000       $ 3,000
since August, 1998)          1996       $      0     $     0         $0            0       $     0

Greg Wujek                   1998       $ 95,000     $27,500         $0      155,000       $ 3,600
VP of Managed Care           1997       $ 12,050     $     0         $0            0       $     0
                             1996       $      0     $     0         $0            0       $     0

STOCK OPTION GRANTS IN 1998

     Shown below is further information regarding employee stock options awarded during 1998 to the named officers and directors:

                  Number of   % of Total
                  Securities    Options
                  Underlying  Granted to   Exercise   Expiration
Name               Options    Employees      Price       Date
----               -------    ---------      -----       ----
Harmel S. Rayat          0         0%          N/A        N/A

Jeff Aronin        100,000        24%        $6.00       2009

Greg Wujek         155,000        38%        $7.00       2005


AGGREGATED OPTION EXERCISES DURING 1998 AND YEAR-END OPTION VALUES

     The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

                      Common Shares
                      Underlying                    Value of Unexercised
                      Unexercised Options           In-The-Money Options
                      on 12/31/98                   on 12/31/98
                      -----------------------       -----------------------
Name                  Exercisable  Unexercisable    Exercisable  Unexercisable
----                  -----------  -------------    -----------  -------------
Harmel S. Rayat                 0              0              0              0
Jeff Aronin               400,000        200,000        $15,625             $0
Greg Wujek                 67,500         87,500             $0             $0

     There were no options exercised by any of the officers listed above in 1998.

     The value of the options is calculated using the fair market value of the Company's Common Stock on December 31, 1998 ($6.16 per share) minus the exercise price per share, of the in-the-money options, multiplied by the number of shares subject to each option.

EMPLOYMENT CONTRACTS

     On December 15, 1998, the Company entered into an employment agreement with Jeff Aronin, CEO and President. The employment agreement is for two years from December 9, 1998 and automatically extended for successive one-year periods unless the Company or Mr. Aronin delivers to the other party written notice specifying such party's intent not to extend or re-extend the term for an additional one-year period. The employment agreement entitles Mr. Aronin to receive an annual base salary of not less than $150,000; provided, however, that, effective January 1, 1999, Mr. Aronin will receive an annual base salary of not less than $200,000. In addition to the base salary, Mr. Aronin will be eligible for an annual bonus for each fiscal year during the term based on such performance standards as the Board or compensation committee designated by the Board may establish. The Company also entered into a stock option agreement with Mr. Aronin, which grants him an option to purchase 500,000 shares at $6.50 per share (300,000 of which options are already vested) and an additional option to purchase 100,000 shares at $6.00 (all of which options are vested). Upon any change in control, all of the aforementioned options vest immediately.

Copies of Form 10-KSB
---------------------

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Alan P. Jagiello, the Secretary of the Company, at 1515 West 22nd Street, Suite 1210, Oak Brook, Illinois 60523.

Exhibits:
---------

Exhibit A -- Securities Purchase Agreement*

Exhibit B -- Certificate of Designations, Preferences and Rights of Series B
             Convertible Stock*

Exhibit C -- Registration Rights Agreement*

Exhibit D -- Form of Warrant*

Exhibit E -- Escrow Agreement*

Exhibit F -- Year 2000 Stock Option Plan*

* - Indicates Exhibit was previously filed with Preliminary Proxy dated May 24, 1999

                          MEDCARE TECHNOLOGIES, INC.
                       1515 WEST 22nd STREET, SUITE 1210
                           OAK BROOK, ILLINOIS 60523

                 PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

    This proxy is solicited on behalf of the Board of Directors of Medcare
                              Technologies, Inc.

     The undersigned, a stockholder of Medcare Technologies, Inc. (the "Company") hereby constitutes and appoints each of Mr. Jeff Aronin and Mr. Alan Jagiello the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:


                                                                             FOR  AGAINST  ABSTENTION
                                                                             ---  -------  ----------
ITEM 1.        To elect directors to serve until the next annual
               meeting of stockholders or until their successors
               are elected and have qualified.
                    Mr. Harmel S. Rayat                                      [  ]   [  ]      [  ]
                    Mr. Jeff Aronin                                          [  ]   [  ]      [  ]
                    Dr. Michael M. Blue                                      [  ]   [  ]      [  ]
                    Mr. Greg Wujek                                           [  ]   [  ]      [  ]
                    Mr. Alan Jagiello                                        [  ]   [  ]      [  ]

ITEM 2.        To issue shares of Common Stock upon                          [  ]   [  ]      [  ]
               conversion of the Company's Series B
               Preferred Stock and exercise of the related Warrants.

ITEM 3.        To ratify the appointment of Arthur Andersen                  [  ]   [  ]      [  ]
               LLP, as independent auditors of the Company
               for the fiscal year ending December 31,1999.

ITEM 4.        To approve the adoption of the 2000 Stock                     [  ]   [  ]      [  ]
               Option Plan and the reservation of 2,000,000
               shares of Common Stock for issuance thereunder.

ITEM 5. To transact any such other business as may properly come before the meeting or an adjournment (s) thereof.

     If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign, and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed below.

DATED: _________________________  SIGNATURE: __________________________
NO. OF SHARES: __________________  PRINT NAME:_________________________